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                                                                 EXHIBIT 10.4.g


                             MODIFICATION AGREEMENT

     This Modification Agreement (herein so called), is entered into effective as of the 8th day of January, 1998, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement dated effective as of April 30, 1996, by and among the Borrowers and Lender, as amended by those certain Modification Agreements dated February 18, 1997, May 30, 1997, September 8, 1997, and October 1, 1997, respectively, among the Borrower, Guarantor and Lender ("Credit Agreement").

     Section 1. Recitals. Borrowers, Guarantor, and Lender desire to amend certain provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound:

     Section 2. Amendments. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Commitment Limit" in Section 1.2 of the Credit Agreement is hereby deleted in its entirety therefrom and the following is substituted in lieu thereof:

               ""Commitment Limit" means $15,000,000.00."

          (b) Section 2.16 Discretionary Advances. of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

               "Section 2.16. Discretionary Advances. Notwithstanding the Commitment Limit, the Lender shall have the right, but shall not be obligated, to make Advances requested by either Borrower, which when added to all Aggregate Advances as of the date of any request are in excess of the Commitment Limit, in such amounts as such Borrower may request prior to the Termination Date up to the maximum amount hereinafter stated and each Borrower may borrow, pay, prepay, in whole or in part, and reborrow in respect thereof; provided, however, the aggregate principal amount of all such discretionary Advances shall not exceed at any one time outstanding the sum of $1,500,000.00 ("Discretionary Advances"). Any request for an Advance hereunder by either Borrower, which when added to all Aggregate Advances as of the date of such request is in excess of the Line of Credit Commitment, shall be deemed to be a request for a Discretionary Advance. Each request for a Discretionary Advance


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          made by either Borrower may be approved or denied, with or without cause, by the Lender in its sole and absolute discretion. Lender's approval of any request for a Discretionary Advance shall not be deemed to be a waiver of its right to deny any subsequent request for a Discretionary Advance, with or without cause, regardless of whether or not the same circumstances and factors which existed at the time of Lender's approval of any previous request exist at the time of any subsequent request. Each Discretionary Advance and all Mortgage Loans pledged in connection therewith shall be subject to all terms, conditions, representations, warranties, covenants, and agreements contained in this Agreement applicable to any Advance hereunder and any Mortgage Loan pledged to secure the Obligations. Discretionary Advances, and interest thereon, shall be evidenced by the Note and shall be due and payable in accordance with the Loan Documents. Discretionary Advances shall be secured by the Security Instruments and any and all Collateral heretofore, now or hereafter given by the Borrowers to secure any of the Obligations."

          (c) The Revolving Credit Note ("Credit Note") dated January 8, 1998, in the original principal sum of $16,500,000.00 executed by Borrowers payable to the order of Lender is given in renewal and extension of the Revolving Credit Note dated October 31, 1997, in the original principal sum of $12,100,000.00 executed by Borrowers payable to the order of Lender and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

          (d) The definition of "Aged Mortgage Loan" in Section 1.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               ""Aged Mortgage Loan" means (a) an "A" Mortgage Loan or FHA Title I Mortgage Loan that has been a Pledged Mortgage Loan for more than 120 days; (b) a "B, C, & D" Mortgage Loan that has been a Pledged Mortgage Loan for more than 60 days; and (c) a Repurchased Mortgage Loan that has been a Pledged Mortgage Loan for more than 365 days.

          (e) The definition of "Collected Balances" is hereby added to Section
     1.2 of the Credit Agreement for all purposes:

               ""Collected Balances" means, for each day during any calendar month, that month's average daily collected balances of immediately available sums of money on deposit with Lender in noninterest bearing trust account or accounts maintained by the Borrowers with Lender for that month as determined by Lender less


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          amounts necessary (a) to satisfy reserve and deposit insurance requirements allocable to that month and (b) to compensate Lender for services rendered to the Borrowers for that month, with each element calculated in accordance with Lender's system of allocating reserve and deposit insurance requirements and charges for services and as that system may be changed from time to time without notice. Lender's determination of the Collected Balances for each day during any month shall be conclusive and binding on the Borrowers, absent manifest error."

          (f) The definition of "Collected Balances Credit" is hereby added to
     Section 1.2 Certain Definitions of the Credit Agreement for all purposes:

               ""Collected Balances Credit" means, for any month, an amount equal to the interest that would have been earned by the Borrowers for the actual days during that month if the Collected Balances for that month had earned interest during that month equal to the average weekly interest rate established or quoted by the Lender to be paid on its commercial money market investment accounts for that month."

          (g) Section 4.1(a) Monthly Financial Statements of Borrowers and
     Section 4.1(b) Annual Financial Statements of the Company are hereby deleted in their entirety and the following is substituted in lieu thereof for all purposes:

               "(a) Monthly Financial Statements of Borrowers. As soon as available but in any event within thirty (30) days after the end of each calendar month, a Compliance Certificate and the balance sheet of each Borrower as of the close of such calendar month and the statements of income, changes in financial position, and surplus of each Borrower for such calendar month, setting forth, in each case in comparative form, the figures for the corresponding periods in the previous fiscal year as well as year-to-date figures, all in such detail as Lender may reasonably request and accompanied by a statement of the President or the principal financial officer of each Borrower certifying that such statements present fairly the financial position of such Borrower at the close of such period and the results of its operations for such period.

               (b) Annual Financial Statements of Borrowers. As soon as available but in any event within one hundred twenty (120) days after the close of each fiscal year of each Borrower, a Compliance Certificate and the annual audited financial statements of each Borrower (consisting of at least audited balance sheets of each Borrower as at the end of such fiscal year and the audited statements of income, cash flow, retained earnings, and surplus of each Borrower


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          for such fiscal year, setting forth, in each case in comparative form, the figures for the previous fiscal year and accompanied by the report thereon of independent certified public accountants acceptable to Lender, which report shall state that such financial statements have been prepared in accordance with GAAP consistently applied and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards."

          (h) Section 2.20 Non-Usage Fee of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:

               "Section 2.20 Non-Usage Fee. At the end of each month during the term of this Agreement (i.e., from its effective date through the Termination Date), the Lender shall determine average usage of the Commitment by calculating the arithmetic daily average of the outstanding balance of Advances in that month. The Lender shall then subtract the average usage (the "Used Portion") from the Commitment Limit (the result being called the "Unused Portion") and the Borrowers shall pay in arrears (without duplication of payment), on or before five (5) days after the later of (a) the end of each month or (b) the Borrowers' receipt of the Lender's bill for such monthly period, a Non-Usage Fee equal to 0.125% per annum on the total amount of the Unused Portion of the Commitment, as compensation to the Lender for its agreement to make the Commitment available to the Borrowers during that month and not as compensation for the use, forbearance or detention of money (i.e. as a "true commitment fee" under Texas law); provided that such fee shall be waived for any month if the Used Portion for such month is equal to or more than $5,000,000.00. Each calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive and binding on the Borrowers, absent manifest error."

          (i) Section 5.14 Warehouse Borrowings to Net Worth Ratio of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:

               "Section 5.14 Warehouse Borrowings to Net Worth Ratio. Borrowers shall not permit at any time the ratio of their combined Warehouse Borrowings to their combined Net Worth to exceed 15.0 to 1.0, computed as of the end of each calendar month."

          (j) Section 5.13 Net Worth of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:


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               "Section 5.13 Net Worth. Borrowers will maintain a combined positive Net Worth of not less than the greater of (i) the minimum net worth requirements of FNMA, FHLMC, GNMA, an FHA or (ii)
          $1,000,000.00."

          (k) The definition of "Basic Rate" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:

               "Basic Rate" means, for any day, (a) with respect to Aggregate Advances relating to "A" Mortgage Loans and FHA Title I Mortgage Loans that are not Aged Mortgage Loans, the LIBOR Rate for that day plus 2.50%; (b) with respect to Aggregate Advances relating to "B, C, & D" Mortgage Loans and Repurchased Mortgage Loans that are not Aged Mortgage Loans, the LIBOR Rate for that day plus 3.00%; and (c) with respect to Aggregate Advances relating to Aged Mortgage Loans, the LIBOR Rate for that day plus 4.00%; PROVIDED, that, for each calendar month, Borrowers shall receive a credit against interest due and payable on the Note for any calendar month equal to the Collected Balances Credit, if any, for such month.

               Lender's determination of the Basic Rate on any day shall be conclusive and binding on the Borrowers, absent manifest error."

          (l) Lender shall not be obligated to make Receivables Advances from and after the date hereof.

     Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

     Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement", the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the Credit Agreement, this Modification Agreement, or the other Loan Documents to the "Note" shall be deemed references to the Credit Note.

     Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan


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 Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein, (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS, EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF COMPETENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS OR PROSPECTIVE BUSINESS ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B, EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR
(i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE GUARANTOR EXECUTED IN CONNECTION WITH THE CREDIT


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AGREEMENT ARE NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF
ANY NATURE WHATSOEVER.

     Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

     Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

     Section 9. No Waiver. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 11. Counterparts. This Modification Agreement maybe executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.


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     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED and effective as of the dates first written above.

                                      BORROWERS:

                                      ALLIED MORTGAGE CORPORATION,
                                      a Texas corporation

                                      By: /s/ JIM C. HODGE
                                          -------------------------------------
                                          JIM C. HODGE, President

                                      ALLIED MORTGAGE CAPITAL CORPORATION,
                                      a Texas corporation

                                      By: /s/ JIM C. HODGE
                                          -------------------------------------
                                          JIM C. HODGE, Vice President

                                      GUARANTOR:

                                      /s/ JIM C. HODGE
                                      -----------------------------------------
                                      JIM C. HODGE

                                      LENDER:

                                      COASTAL BANC ssb

                                      By: /s/ DON MACH
                                          -------------------------------------
                                          DON MACH, Vice President


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